UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2 Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

Item 1.  Reports to Stockholders.

Annual Report
September 30, 2014

1-877-413-3228
www.13DActivistFund.com

Distributed by ALPS Distributors, Inc.
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE 13D ACTIVIST FUND September 30, 2014

With the 13D Activist Fund’s (the “Fund”) fiscal year ended September 30, this has been the second full fiscal year of operations for the Fund. Over this year, the return on the I shares, net of fees and expenses, has been 13.81%, versus 19.73% for the S&P500i. While we have underperformed our benchmark over the past year, we still strongly believe that activism is a strategy that can outperform the broader markets over the long term. According to Morningstar, a hypothetical investment of $10,000 in the Class I shares of the Fund made at inception (December 28, 2011) would have grown to $17,846.18 as of September 30, 2014 versus $16,541.12 for the S&P500.ii

We started the Fund in 2011 with five and a half years of experience analyzing shareholder activism for the institutional community through our 13D Monitor research service. We felt at the time, and still strongly believe, that this experience is essential to constructing an outperforming portfolio of the most compelling activist situations. We now have almost three additional years of analyzing 13D filings and almost three years of managing and trading the portfolio. With each year of experience, our analytical abilities get even stronger, but what we have learned about constructing and trading such a niche portfolio may be even more valuable in managing the portfolio going forward.

At the end of this calendar year, we will reach a very important milestone in the mutual fund world - our three year track record. We are very happy with our outperformance of the S&P500 Index since inception and have been very encouraged by our low levels of volatility, particularly downward volatility. While activism has been a successful strategy, it can often be lumpy in its individual returns and sometimes certain activist engagements will be a “J” curve where things inevitably get worse before getting better. That is why we believe the best way to invest in activism is through a portfolio structure, and having experience researching, analyzing and trading activist stocks is integral in compiling a portfolio that can outperform the market with relatively low volatility. Moreover, our decision to concentrate on companies with greater than $1 billion market capitalizations should allow us to significantly grow the fund without any material issues regarding liquidity and tradability of our underlying investments.

We are very pleased that we were able to deliver for you during our first 33 months of operations. We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

[i]	The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

ii	Past performance is no guarantee of future results. See page 2 for standardized fund performance.

CN 13D 149 Exp 12/31/15

1

13D Activist Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ending September 30, 2014, compared to its benchmark:

		Inception** -	Inception*** -
Annualized Average Returns:	One Year	September 30, 2014	September 30, 2014
13D Activist Fund - Class A	13.54%	23.02%	N/A
13D Activist Fund - Class A w/ load	7.01%	20.41%	N/A
13D Activist Fund - Class C	12.69%	N/A	23.28%
13D Activist Fund - Class I	13.81%	23.36%	N/A
S&P 500 Total Return Index ****	19.73%	20.55%	22.16%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.75%, 2.50% and 1.50% for Class A, C and I shares, respectively, per the January 28, 2014 Prospectus. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

+	Source: www.morningstar.com
2

13D Activist Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2014

Portfolio Composition as of September 30, 2014

Top Holdings By Industry	% of Net Assets
Real Estate	9.8%
Retail	9.8%
Oil & Gas	8.5%
Computers	8.2%
Telecommunications	6.2%
Chemicals	6.0%
Transportation	5.3%
Semiconductors	5.1%
Commercial Services	3.3%
Forest Products & Paper	2.9%
Other, Cash & Cash Equivalents	34.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

13D Activist Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Market Value
	COMMON STOCK - 92.3%
	ADVERTISING - 2.2%
419,160	Interpublic Group of Companies, Inc.	$7,679,011

	AEROSPACE/DEFENSE - 2.8%
86,906	Esterline Technologies Corp. *	9,670,031

	AUTO PARTS & EQUIPMENT - 2.0%
244,760	Allison Transmission Holdings, Inc.	6,973,212

	BUILDING MATERIALS - 2.5%
155,581	Armstrong World Industries, Inc. *	8,712,536

	CHEMICALS - 6.0%
71,520	Air Products & Chemicals, Inc.	9,310,474
111,903	Ashland, Inc.	11,649,102
		20,959,576
	COMMERCIAL SERVICES - 3.3%
276,020	Hertz Global Holdings, Inc. *	7,008,148
125,864	Sotheby’s	4,495,862
		11,504,010
	COMPUTERS - 8.2%
130,755	CACI International, Inc. - Class A *	9,318,909
406,076	Mentor Graphics Corp.	8,322,528
587,634	Riverbed Technology, Inc. *	10,897,673
		28,539,110
	DIVERSIFIED FINANCIAL SERVICES - 2.7%
333,678	FNF Group	9,256,228

	ENVIRONMENTAL CONTROL - 1.9%
260,366	Progressive Waste Solutions Ltd.	6,709,632

	FOREST PRODUCTS & PAPER - 2.9%
248,912	MeadWestvaco Corp.	10,190,457

	HEALTHCARE - PRODUCTS - 2.5%
358,738	Hologic, Inc. *	8,728,095

	MACHINERY - DIVERSIFIED - 2.4%
294,765	Babcock & Wilcox Co.	8,162,043

	MEDIA - 1.6%
186,258	Gannett Co., Inc.	5,526,275

See accompanying notes to financial statements.

4

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Shares		Market Value
	OIL & GAS - 8.5%
469,833	Chesapeake Energy Corp.	$10,801,461
33,643	Seventy Seven Energy, Inc. *	798,685
524,290	Talisman Energy, Inc.	4,535,108
231,527	Unit Corp. *	13,579,058
		29,714,312
	PHARMACEUTICALS - 2.4%
64,934	Valeant Pharmaceuticals International, Inc. *	8,519,341

	PIPELINES - 2.8%
173,067	Williams Companies, Inc.	9,579,259

	REAL ESTATE - 9.8%
377,636	CBRE Group, Inc. - Class A *	11,230,895
152,748	Howard Hughes Corp. *	22,912,200
		34,143,095
	RETAIL - 9.8%
570,664	Chico’s FAS, Inc.	8,428,707
151,788	Cracker Barrel Old Country Store, Inc.	15,663,004
194,742	Darden Restaurants, Inc.	10,021,423
		34,113,134
	SEMICONDUCTORS - 5.1%
1,211,229	Emulex Corp. *	5,983,471
440,626	Tessera Technologies, Inc.	11,711,839
		17,695,310
	SOFTWARE - 1.4%
312,403	Nuance Communications, Inc. *	4,815,692

	TELECOMMUNICATIONS - 6.2%
438,303	Juniper Networks, Inc.	9,708,411
184,807	Motorola Solutions, Inc.	11,694,587
		21,402,998
	TRANSPORTATION - 5.3%
88,451	Canadian Pacific Railway Ltd.	18,350,929

	TOTAL COMMON STOCK (Cost - $314,048,443)	320,944,286

	SHORT-TERM INVESTMENTS - 8.0%
	MONEY MARKET FUND - 8.0%
27,695,942	BlackRock Liquidity Funds - T-Fund, Institutional Shares, 0.01% ** (Cost - $27,695,942)	27,695,942

	TOTAL INVESTMENTS - 100.3% (Cost - $341,744,385) (a)	$348,640,228
	OTHER ASSETS LESS LIABILITIES - NET - (0.3)%	(1,048,830)
	NET ASSETS - 100.0%	$347,591,398

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $341,884,909 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$18,541,835
Unrealized Depreciation:	(11,786,516)
Net Unrealized Appreciation:	$6,755,319

See accompanying notes to financial statements.

5

13D Activist Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS
Investment securities:
At cost	$341,744,385
At value	$348,640,228
Receivable for securities sold	7,795,485
Dividends and interest receivable	225,621
Receivable for Fund shares sold	283,759
Other assets	10,000
TOTAL ASSETS	356,955,093

LIABILITIES
Payable for investments purchased	8,802,034
Investment advisory fees payable	463,442
Distribution (12b-1) fees payable	74,900
Payable for Fund shares redeemed	23,319
TOTAL LIABILITIES	9,363,695
NET ASSETS	$347,591,398

Net Assets Consist Of:
Paid in capital	$320,979,845
Accumulated net realized gain on investments, foreign currency transactions and forward foreign currency contracts	19,716,401
Net unrealized appreciation of investments and foreign currency translations	6,895,152
NET ASSETS	$347,591,398

Net Asset Value Per Share:
Class A Shares:
Net Assets	$85,666,786
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,129,126
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a,b)	$16.70
Maximum offering price per share (maximum sales charge of 5.75%)	$17.72

Class C Shares:
Net Assets	$21,325,564
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,249,424
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a,c)	$17.07

Class I Shares:
Net Assets	$240,599,048
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,292,332
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a)	$16.83

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(b)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.

(c)	Purchases are subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

6

13D Activist Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014

INVESTMENT INCOME
Dividends (net of $42,893 foreign taxes withheld)	$3,222,058
Interest	2,040
TOTAL INVESTMENT INCOME	3,224,098

EXPENSES
Investment advisory fees	3,435,021
Distribution (12b-1) fees - Class A (Note 4)	288,242
Distribution (12b-1) fees - Class C (Note 4)	142,166
TOTAL EXPENSES	3,865,429
NET INVESTMENT LOSS	(641,331)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	21,528,024
Foreign currency transactions	(678)
Forward foreign currency contracts	(70)
21,527,276
Net change in unrealized appreciation (depreciation) of:
Investments	(113,737)
Foreign currency translations	(691)
(114,428)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	21,412,848

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,771,517

See accompanying notes to financial statements.

7

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2014	September 30, 2013 (1)
FROM OPERATIONS
Net investment loss	$(641,331)	$(226,642)
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	21,527,276	2,682,235
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(114,428)	6,839,725
Net increase in net assets resulting from operations	20,771,517	9,295,318

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(2,259,246)	(60,379)
Class C	(240,666)	(1,222)
Class I	(1,101,462)	(159,796)
Net decrease in net assets from distributions to shareholders	(3,601,374)	(221,397)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	131,449,111	56,343,321
Class C	16,068,219	5,069,493
Class I	218,440,292	23,403,463
Reinvestment of distributions to shareholders:
Class A	2,116,081	59,298
Class C	228,465	1,164
Class I	753,090	143,537
Payments for shares redeemed:
Class A	(118,207,842)	(4,084,327)
Class C	(1,452,752)	—
Class I	(13,279,437)	(438,384)
Redemption fee proceeds:
Class A	12,059	2,569
Class C	1,595	206
Class I	12,066	2,365
Net increase in net assets from shares of beneficial interest	236,140,947	80,502,705

TOTAL INCREASE IN NET ASSETS	253,311,090	89,576,626

NET ASSETS
Beginning of Year	94,280,308	4,703,682
End of Year*	$347,591,398	$94,280,308
* Includes accumulated net investment income of:	$—	$16,073

(1)	The 13D Activist Fund Class C commenced operations on December 11, 2012.

See accompanying notes to financial statements.

8

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	September 30, 2014	September 30, 2013 (1)

SHARE ACTIVITY
Shares Sold:
Class A	8,171,272	4,064,940
Class C	964,064	354,086
Class I	12,965,562	1,691,683
Shares Reinvested:
Class A	140,138	4,847
Class C	14,721	75
Class I	49,611	12,187
Shares Redeemed:
Class A	(6,977,392)	(286,786)
Class C	(83,522)	—
Class I	(790,935)	(31,775)
Net increase in shares of beneficial interest outstanding	14,453,519	5,809,257

(1)	The 13D Activist Fund Class C commenced operations on December 11, 2012.

See accompanying notes to financial statements.

9

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	September 30, 2014	September 30, 2013	September 30, 2012 (1)

Net asset value, beginning of period	$15.11	$11.50	$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)	(0.10)	(0.08)
Net realized and unrealized gain on investments and foreign currency	2.05	4.09	1.58
Total from investment operations	2.00	3.99	1.50

Paid-in-Capital from redemption fees (2)(3)	0.00	0.00	0.00

Less distributions from:
Net realized gains	(0.41)	(0.38)	—
Net asset value, end of period	$16.70	$15.11	$11.50
Total return (4)	13.54%	35.65%	15.00	% (5,6)
Net assets, end of period (000s)	$85,667	$57,361	$139

Ratio of expenses to average net assets	1.75%	1.75%	1.75	% (7)

Ratio of net investment loss to average net assets	(0.31)%	(0.72)%	(0.95	)% (7)

Portfolio Turnover Rate	85%	73%	76	% (5)

(1)	The 13D Activist Fund’s Class A commenced operations on December 28, 2011.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable sales load and redemption fees.

(5)	Not annualized.

(6)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period-ended September 30, 2012, all of which was reimbursed by the Advisor; there was no effect on total return due to the trade error.

(7)	Annualized.

See accompanying notes to financial statements.

10

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Year	For the Period
	Ended	Ended
	September 30, 2014	September 30, 2013 (1)

Net asset value, beginning of period	$15.55	$12.02
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.17)
Net realized and unrealized gain on investments and foreign currency	2.11	3.70
Total from investment operations	1.93	3.53

Paid-in-Capital from redemption fees (2)(3)	0.00	0.00

Less distributions from:
Net realized gains	(0.41)	0.00	(3)
Net asset value, end of period	$17.07	$15.55
Total return (4)	12.69%	29.40	% (5)
Net assets, end of period (000s)	$21,326	$5,506

Ratio of expenses to average net assets	2.50%	2.50	% (6)

Ratio of net investment loss to average net assets	(1.10)%	(1.42	)% (6)

Portfolio Turnover Rate	85%	73	% (5)

(1)	The 13D Activist Fund’s Class C commenced operations on December 11, 2012.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable redemption fees.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

11

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	September 30, 2014	September 30, 2013	September 30, 2012 (1)

Net asset value, beginning of period	$15.19	$11.53	$10.00
Activity from investment operations:
Net investment loss (2)	(0.02)	(0.07)	(0.06)
Net realized and unrealized gain on investments and foreign currency	2.07	4.11	1.59
Total from investment operations	2.05	4.04	1.53

Paid-in-Capital from redemption fees (2)(3)	0.00	0.00	0.00

Less distributions from:
Net realized gains	(0.41)	(0.38)	—
Net asset value, end of period	$16.83	$15.19	$11.53
Total return (4)	13.81%	36.00%	15.30	% (5,6)
Net assets, end of period (000s)	$240,599	$31,413	$4,564

Ratio of expenses to average net assets	1.50%	1.50%	1.50	% (7)

Ratio of net investment loss to average net assets	(0.14)%	(0.51)%	(0.70	)% (7)

Portfolio Turnover Rate	85%	73%	76	% (5)

(1)	The 13D Activist Fund’s Class I commenced operations on December 28, 2011.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable redemption fees.

(5)	Not annualized.

(6)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period-ended September 30, 2012, all of which was reimbursed by the Advisor; there was no effect on total return due to the trade error.

(7)	Annualized.

See accompanying notes to financial statements.

12

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares; Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the

13

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2014 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$320,944,286	$—	$—	$320,944,286
Short-Term Investment	27,695,942	—	—	27,695,942
Total Investments	$348,640,228	$—	$—	$348,640,228

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the year ended September 30, 2014, the Fund had a net realized loss of $70 on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified

15

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2011 through 2013, or expected to be taken in the Fund’s September 30, 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $392,092,003 and $179,346,037, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a)

16

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the year ended September 30, 2014 the Adviser earned advisory fees of $3,435,021.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the period October 1 through October 31, 2013, the Class A and Class C shares incurred distribution fees in the amount of $13,470 and $5,441, respectively, payable to Northern Lights, Distributors, LLC. For the period November 1, 2013 through September 30, 2014, the Class A and Class C shares incurred distribution fees in the amount of $274,772 and $136,725, respectively, payable to ALPS Distributors, Inc.

Effective November 1, 2013, the Fund changed distributors from Northern Lights Distributors, LLC to ALPS Distributors, Inc., (the “Distributor”). The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period October 1 through October 31, 2013, Northern Lights Distributors, LLC, an affiliate of GFS, acted as the distributor of the Fund and received $86,326 in underwriting commissions for sales of the Fund’s Class A shares.

Pursuant to a separate servicing agreement with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the year ended September 30, 2014, the Trustees received fees in the amount of $8,630, paid by the Adviser.

17

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2014, the Class A, Class C and Class I assessed $12,059, $1,595, and $12,066 in redemption fees, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the fiscal year ended September 30, 2014 and September 30, 2013 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2014	September 30, 2013
Ordinary Income	$3,200,832	$220,758
Long-Term Capital Gain	400,542	639
	$3,601,374	$221,397

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Gains	Appreciation	Earnings
$15,024,189	$4,832,736	$6,754,628	$26,611,553

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gain/(loss) and net operating losses, adjustments for real estate investment trusts and return of capital distributions from securities, resulted in reclassification for the year ended September 30, 2014 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Gains on Investments
$—	$625,258	$(625,258)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 13D Activist Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of 13D Activist Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 13D Activist Fund, as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2014

19

13D Activist Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2014

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period	Annualized
Actual	4/1/14	9/30/14	4/1/14 – 9/30/14*	Expense Ratio
Class A	$1,000.00	$ 1,025.80	$ 8.89	1.75%
Class C	$1,000.00	$ 1,022.80	$12.68	2.50%
Class I	$1,000.00	$ 1,027.50	$ 7.62	1.50%

	Beginning	Ending	Expenses Paid	Fund’s
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/14	9/30/14	4/1/14 – 9/30/14*	Expense Ratio
Class A	$1,000.00	$ 1,016.29	$ 8.85	1.75%
Class C	$1,000.00	$ 1,012.53	$12.61	2.50%
Class I	$1,000.00	$ 1,017.55	$ 7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

20

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)

9/30/14 – NLFT_v1

21

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2014

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	98	Northern Lights Variable Trust (since 2013)

9/30/14 – NLFT_v1

22

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2014

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-413-3228.

9/30/14 – NLFT_v1

23

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
24

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
25

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent six month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER

13D Management LLC

250 West 57th Street, Suite 915

New York, NY 10107

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $14,000

2013 - $13,500

2012 - $13,500

(b)

Audit-Related Fees

2014 – None

2013 – None

2012 – None

(c)

Tax Fees

2014 – $2,000

2013 – $2,000

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 – None

2013 – None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

2014

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - None

2013 - None

2012 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/10/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/10/14